SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549




                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2004
                                                 ---------------

                       A.P. PHARMA, INC.
    ------------------------------------------------------
    (Exact name of Registrant as specified in its charter)


          DELAWARE                 1-16109          94-2875566
----------------------------    ----------    -----------------
(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)         File Number)  Identification No.)


       123 SAGINAW DRIVE, REDWOOD CITY, CALIFORNIA  94063
     --------------------------------------------------------
     (Address of principal executive offices)       (Zip code)

      Registrant's telephone number, including area code:
                       (650) 366-2626
                       --------------

                             N/A
    -------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)




               INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   Other Events

    (c)   Exhibits

   99.1   Press release dated May 5, 2004.

On May 5, 2004, the Registrant issued a press release announcing that it has filed a shelf registration statement with the Securities and Exchange Commission covering up to $15,000,000 of its common stock. The press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.



                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  A.P. PHARMA, INC.


Date: May 4, 2004                    By: /S/ Michael O'Connell
     ------------------                 ----------------------
                                     Michael P. J. O'Connell,
                                     President and Chief
                                     Executive Officer



                        EXHIBIT INDEX

99.1   Press release dated May 5, 2004.

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